PREPAID LICENSING AND ROYALTY FEES	12 Months Ended
Dec. 31, 2019
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
PREPAID LICENSING AND ROYALTY FEES

NOTE 3. PREPAID LICENSING AND ROYALTY FEES

The following table summarizes changes to our Company’s prepaid licensing and royalty fees:

(in US$ thousands)	2017	2018	2019
Balance at beginning of year	$1,020	$459	$435
Addition	486	968	205
Amortization and usage	(1,040)	(747)	(511)
Exchange difference	(7)	(1)	—
Impairment charges (Note 4)	—	(244)	(85)
Balance at end of year	$459	$435	$44

At the end of 2018 and 2019, we recognized impairment losses of $244 thousand and $85 thousand, respectively, for the prepaid licensing and royalty fees related to certain licensed games that we stopped operating or for which the carrying amounts of the related assets were determined not to be recoverable from their expected future undiscounted cash flows.

 We have entered licensing arrangements for our digital entertainment business. During prior years, prepaid licensing and royalty fees for one of the licensed games had been fully impaired and as a result the cost became nil. In 2017, the licensor of that gaming development company reached an agreement with us to terminate the license by compensating us in the amount of $1.75 million and accordingly, we have recognized a gain of $1.7 million as a reduction of operating expenses in the consolidated statements of operations for the year ended December 31, 2017.